NATIONAL LODGING CORP.
                                605 THIRD AVENUE
                            NEW YORK, NEW YORK 10171



                                August 15, 1996



Scotia Mortgage Corporation             Bank of Montreal
c/o The Bank of Nova Scotia             Corporate & Institutional Financial
3820, 700-2nd Street S.W.               Services
P.O. Box 2540                           First Canadian Place - 24th Floor
Calgary, Alberta                        Toronto, Ontario M5X 1A1
AB T2P 2N7                              Attention: Cahal B. Carmody
Attention: R.A. Gray                    Director
Unit Head


                                        Alberta Treasury Branches
Canadian Imperial Bank of Commerce      Calgary North Hill
Commerce Court West - 6th Floor         P.O. Box 30079, Stn B
Toronto, Ontario M5L 1A2                3rd Floor, 217 16 Avenue N.W.
Attention: A.C. Becker                  Calgary, Alberta T2M 4N7
General Manager                         Attention: K.S. Tunnicliffe
                                        Senior Accounts Manager



         RE:      Capital Properties Limited Partnership - Restructuring

Dear Sirs:

         Pursuant to certain loan agreements (the "Loan Agreements") entered into between each of Alberta Treasury Branches ("ATB"), Bank of Montreal ("BofM"), Scotia Mortgage Corporation ("BNS") and Canadian Imperial Bank of Commerce ("CIBC") (collectively, the "Lenders") with Capital Properties Limited Partnership ("CPLP"), Syndicated Capital Properties Inc. ("Syndicated"), and Syncap Properties Inc. ("Syncap"), the Lenders each agreed to lend certain funds to CPLP, Syndicated and Syncap (collectively, the "Borrowers"), based on certain security provided to the Lenders or a trustee for a Lender by the Borrowers, Tegrad Properties (Winnipeg) Inc., Tegrad Montreal I Inc. and 1002370 Ontario Inc. (collectively, the "Debtors") including and in respect of each of the properties

C/M:  11752.0002 345257.20

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(the "Properties") listed in Schedule "A" attached hereto (it being understood that only ATB has a charge on the Calgary Airport Hotel Property and that such charge is in regards to the renovation loan).

         As a result of certain ongoing defaults by the Borrowers under the Loan Agreements and a request by the Lenders that CPLP attempt to restructure its affairs, National Lodging Corp. ("NLC") or an affiliate of NLC intends to enter into a contract of sale (the "NLC Agreement") pursuant to which an affiliate of NLC will purchase the Properties. NLC will purchase the Debt (as defined in paragraph 1) and the Security from the Lenders, which transaction is separate from the NLC Agreement but conditional upon certain approvals required for the implementation of the NLC Agreement. NLC confirms that the Lenders have not taken part in the negotiation of the NLC Agreement which will require the Debt and Security to be amended and restated following the purchase from the Lenders nor have the Lenders participated in settling or are aware of the terms of the proposed amendment and restatement of Debt.

         Accordingly, NLC agrees with each of the Lenders as follows:

1. Each of the Lenders severally agrees to assign to NLC or to such other person as NLC may direct, all obligations and indebtedness of the Borrowers to such Lender under the applicable Loan Agreement (collectively, the "Debt"), and to assign or transfer to NLC or as it may otherwise direct, all security held by such Lender or a trustee for such Lender pursuant to the applicable Loan Agreement with respect to the Debt (collectively, the "Security"), including all guarantees thereof, forthwith upon payment to the Lenders of the sum of Eighty Seven Million Five Hundred Thousand ($87,500,000) Dollars (the "Purchase Price").

2. The Purchase Price shall be allocated and paid to each of the Lenders in accordance with a separate agreement among the Lenders.

3.   NLC shall pay the Purchase Price for the Debt as follows:

                  (a) A deposit of $5,000,000.00 will be paid by NLC upon acceptance of this offer, to be held by Fraser & Beatty, Barristers & Solicitors, as agent for all the Lenders. This deposit will be forfeited to the Lenders pro rata, in accordance with a separate agreement among the Lenders, if NLC fails to close the acquisition of the Debt in accordance with the terms of this agreement but will be refunded to NLC within three (3) business days after the closing date if the conditions referred to in paragraph 7 have not been satisfied or if any of the Lenders fails to close in accordance with the terms hereof. If the deposit is forfeited, the Lenders will have no other claims against NLC arising from its failure to close. The deposit will be deposited by Fraser & Beatty in an interest bearing trust account with Bank of Montreal. If any dispute

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                  arises with respect to the deposit, the deposit and all
                  interest thereon shall be paid into court by Fraser & Beatty.

                  (b) The balance of the Purchase Price (i.e. $82,500,000 less interest earned pursuant to paragraph 3(a) above) by way of bank draft of an institution reasonably acceptable to the Lenders, certified cheque drawn on an institution reasonably acceptable to the Lenders or wire transfer of immediately available funds, shall be payable severally to each Lender at closing.

4. The Lenders expect the Borrowers to continue to make monthly payments to each of the Lenders in the amounts currently being paid to each of the Lenders; for the avoidance of doubt, the payments are the amounts paid by the Borrowers to each of the Lenders for the month of March, 1996, as set out in Schedule "G" hereto. If the Borrowers do not make any such payment to a Lender when such payment is due as provided by the applicable Loan Agreement, such Lender may notify NLC of such default. If NLC does not pay to such Lender, within ten (10) days after the delivery of such notice to NLC by fax at (212) 867-5475
         Attn: Martin L. Edelman, with a copy faxed at (212) 856-7808 Attn:
         Robert J. Wertheimer, the payments listed in Schedule G which were not paid by the Borrowers and all interest accrued thereon to the date of payment in full, such Lender shall be entitled to terminate this letter agreement by notice to NLC and the other Lenders unless NLC agrees in writing prior to the expiry of such ten (10) day period to close the acquisition of the Debt as provided herein within five (5) days following the expiry of the said ten (10) day period and does complete the acquisition within such five (5) day period. NLC shall, on such closing, pay in addition to the Purchase Price all such monthly payments then in arrears and such interest accrued to the date of closing. Upon such termination, the deposit and all interest thereon shall be refunded to NLC within three (3) business days.

5. At closing, each Lender shall, at its own expense, prepare, execute, and deliver complete assignments of all Debt and the Security held by such Lender, including, without limiting the generality of the foregoing, all mortgages, debentures and security agreements comprising the Security with respect to the applicable Properties, all Personal Property Security Act and other registrations in all Provinces and Territories of Canada where such registrations have been effected, and shall deliver to NLC all notes and guarantees in respect of the Debt.

6. In connection with the sale by the Lenders of the Debt and Security, each of the Lenders severally makes to NLC the representations and warranties set forth in the Schedule "B" and the Schedule "C" which are applicable to such Lender but not in any other Schedule "B" or Schedule "C" hereto. The Lenders make no other representations or warranties to NLC or any other person. Neither NLC nor the purchaser of the Debt and Security shall have any recourse to any Lender in respect

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         of any Debt or Security or otherwise (except for a breach by a Lender of its representations or warranties contained herein) and the assignments by the Lenders shall so state.

7. Subject to paragraph 9 herein, this purchase of Debt and Security will close not later than the tenth (10th) business day following the date on which 66.6% or more (or such lesser percentage as may be satisfactory to NLC in its sole opinion) of the votes cast at a meeting of CPLP's limited partners have approved the terms of the NLC Agreement and such other resolutions as may by referred to them by NLC at such meeting, provided all the representations and warranties set forth in Schedules "B" and "C" remain true and correct on and as of the closing (to be confirmed by certificates of the Lenders delivered at closing). The closing (the "closing") shall occur at the offices of Fraser & Beatty, Barristers & Solicitors, whose address is 1 First Canadian Place, Toronto. NLC shall give the Lenders at least nine (9) business days' prior notice of the closing date. If the closing has not occurred on or before October 15, 1996 on account of the failure by NLC to close and each Lender is ready, willing and able to close, this letter agreement shall terminate and, if all conditions precedent to NLC's obligation to close were satisfied on or before October 15, 1996, the deposit and all interest accrued thereon shall be paid to the Lenders pro rata, in accordance with a separate agreement among the Lenders. If all such conditions precedent were not satisfied on or before October 15, 1996, this letter agreement shall terminate and the deposit and all interest accrued thereon shall be paid to NLC within three (3) business days. If the closing has not occurred on or before the date set as the closing date pursuant to this paragraph 7, solely on account of a failure to close on the part of one or more of the Lenders when NLC is ready, willing and able to close, NLC shall be entitled to pursue all legal and equitable remedies (including specific performance) against such Lender or Lenders which was or were unwilling to close, and the said closing date hereinabove referenced may by written notice by NLC to each of the Lenders on or before a date ten (10) business days after the date set for closing be extended to October 15, 1996 at NLC's option in order to permit NLC to close the acquisition of the Debt and the Security from all of the Lenders simultaneously on or before October 15, 1996. However, this letter agreement shall be terminated if the closing has not been completed on or before October 15, 1996. Upon such termination of this agreement, other than as provided in the last sentence in this paragraph 7, the deposit plus all interest thereon shall be refunded to NLC within three (3) business days. NLC agrees that any damage claim arising from a breach of a Lender's obligations hereunder, however, may be asserted only against such of the Lenders who are unwilling to close when NLC is otherwise ready, willing and able to do so, and not against any of the other Lenders. If, on October 15, 1996, all of the Lenders are ready, willing and able to close, all conditions precedent to NLC's obligation to close have been satisfied and NLC does not itself close for any reason, this letter agreement shall be terminated, and the deposit plus all interest thereon shall be paid to the Lenders pro rata, in accordance with a separate agreement among the Lenders.

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8.       From the date hereof until the earlier of closing or the termination of this Agreement, each of the Lenders agrees not to commence any realization procedures relating to the Security (other than giving notices of default, demands for payment and notices of intention to enforce security) unless:

                  (a) an event occurs which, in the sole discretion of any Lender, would or could, in the reasonable opinion of any Lender, result in the loss by such Lender of priority over any of the Borrower's assets to another creditor (including a loss of priority to any governmental liens, statutorily created liens or existing liens but excluding a lien for real property taxes and utility charges), provided that the Lenders shall notify NLC of such priority claim event by giving notice in the manner and to the addresses referred to in paragraph 4 above and NLC shall have had an opportunity (but no obligation) to cure such event within ten (10) days after the delivery of such notice and NLC shall have failed to cure such event within such ten (10) day period, having not elected to close the acquisition of the Debt by not later than the tenth (10th) day following receipt of such notice hereinbefore provided (or having so timely elected, having failed to close when the Lenders were ready, willing and able to do so by not later than five (5) days after the expiry of said ten (10) day period); or

                  (b) any Lender has not received the monthly payments referred to in paragraph 4 above, the ten (10) day period provided to NLC therein has expired absent the required payment or payments by NLC, this letter agreement has been terminated and NLC has had the deposit plus all interest thereon refunded.

         Subject to this paragraph 8, the Lenders shall be entitled to realize on their Security despite any provision of the NLC Agreement or any other agreement.

9. In the event of an appointment of a receiver and manager of all or substantially all of the assets of the Borrowers, or if a voluntary assignment or involuntary petition in bankruptcy is filed against any Borrower, NLC may within five (5) days of such event terminate this agreement, whereupon the Lenders shall refund the deposit plus all interest thereon to NLC within three (3) business days after such termination, provided that neither NLC nor any affiliate thereof shall have initiated such event.

10. On closing, each of the Lenders will execute and deliver a covenant not to sue in favour of the Borrowers and the other Debtors in the form of Schedule "D" attached hereto and each of the Borrowers and the other Debtors will execute and deliver a covenant not to sue in favor of each Lender in the form of Schedule "E" attached hereto.

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11.      Each of the Lenders and their assigns shall execute and deliver such other instruments and perform or cause to be performed such further acts in respect of the foregoing as they and their respective legal counsel reasonably deem appropriate.

12. Upon full execution and delivery of this letter agreement by the parties hereto, this offer shall constitute a legal and binding agreement between NLC and each of the Lenders.

13.      All dollar amounts referred to herein are in Canadian Dollars.

14. Time shall be of the essence with respect to the dates specified in this letter agreement.

15. Nothing in this letter agreement shall be construed as a waiver of the notices of default or demands for payment previously issued by any of the Lenders with respect to any Debt, and if NLC does not complete the purchase contemplated under the terms of this letter agreement by October 15, 1996, the Lenders shall be entitled to exercise all rights and remedies available to them at law, or otherwise against the Debtors.

16. Each of the parties hereto shall pay its own counsel and professional fees, provided the foregoing shall not affect any arrangements among the Lenders.

17. NLC shall be permitted to assign its rights and obligations hereunder to a wholly owned and controlled subsidiary provided such assignment in no way relieves NLC of its obligations to the Lenders.

18. Each of the obligations of each of the Lenders hereunder is several and not joint or joint and several. No Lender shall have any liability in respect of any obligation or default by any other Lender.

19. This agreement may be executed in counterparts and all counterparts shall constitute one and the same agreement.

20. This agreement shall be governed by and construed in accordance with the laws of Ontario. The parties hereto attorn to the jurisdiction of Ontario courts to resolve any dispute hereunder.

21. The obligation of NLC to complete the purchase of the Debt and Security is conditional upon:

                  (a) the delivery to NLC on closing of executed documents in the forms of Schedules F hereto upon the payment of the additional amount of $325,000 to

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                  ATB on such closing (and NLC shall cause to be paid or pay such additional sum of $325,000 to ATB on closing); and

                  (b) there being an absence of a Court Order in effect on closing which prohibits the completion of the NLC Purchase. For the purpose of this paragraph and paragraph 26, the "NLC Purchase" shall mean the purchase by an affiliate of NLC of the Properties, the purchase by an affiliate of NLC of the Debt and Security and the exercise by the purchaser of the Debt and Security of its remedies subsequent to closing in respect of the Security, should that be necessary in the opinion of NLC. For the purposes of this paragraph, "Court Order" shall mean any action or application (resulting from an action or application by a person other than NLC, Chartwell Canada Corp., a Delaware corporation ("Chartwell"), any affiliate of either of them or any of their respective successors or assigns) before any court or governmental authority or agency instituted or decided adversely against CPLP, Syndicated, NLC, Chartwell, any of the Lenders or their affiliates:

                   (i) that challenges the NLC Purchase or the means by which same may be accomplished;

                   (ii) that seeks to prohibit or impose limitations on the NLC
                  Purchase or to compel NLC, Chartwell or its affiliates to unwind the NLC Purchase, including any subsequent business transactions; or

                  (iii) that seeks to impose any material condition to the NLC Purchase which is unacceptable to NLC, Chartwell or its affiliates.

         This condition is inserted for the sole benefit of NLC and may be waived by it on or before closing in writing but such waiver shall not affect NLC's obligation pursuant to subparagraph 21(a).

22. The obligations of the Lenders to complete the sale of the Debt and Security are conditional upon the receipt by the Lenders of the amounts referred to in paragraph 4 (in the case of partial months, prorated to the date of closing) and upon the execution and delivery to the Lenders on or before closing of each of the following in form and substance satisfactory to each Lender: (a) written consent by Relax Development Corporation Ltd., the Borrowers, the other Debtors and 1002370 Ontario Inc. to this transaction; (b) written consent by NL Hotels, Inc. (formerly known as Forte Hotels, Inc.) to this transaction; (c) written confirmation by the Borrowers of the amount of the Debt owing to each Lender as the date of closing; and (d) a covenant by each of the Borrowers and the other Debtors to each of the Lenders not to sue. These conditions are for the sole benefit of the Lenders and may be waived by the Lenders on or before closing in writing.

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23.       NLC shall indemnify each of the Lenders against any claims or damages suffered by the Lenders (and any one or more of them) from conditions, actions or events (not resulting from Lender conduct, directly or indirectly) occurring after the closing resulting from any action of NLC, the purchaser of the Debt and Security, any affiliate of either or their respective successors and assigns, including any claims or damages arising from the NLC Agreement, any amendment or restatement of the Debt or any realization of the Security, but excluding any claims otherwise made in connection with the acquisition of the Debt from the Lenders or acts, failures to act or circumstances occurring prior to closing.

24. NLC agrees that it will register, as soon as possible after the closing, all appropriate documents in all registries where the Security is registered to show that NLC has become the registered holder of the Security. NLC shall not hold out or represent to any person that it acts as agent for any of the Lenders with respect to any of the Debt or Security or otherwise.

25. For the avoidance of doubt, NLC shall be under no obligation to close if and to the extent one or more of the Lenders is not ready, willing or able to close.

26. NLC shall not disclose to any person any matter relating to this Transaction including, without limitation, the name of any Lender, the amount of the Debt owing to any Lender, or the purchase price or the part thereof paid or payable to any Lender, except to the extent such disclosure is required by law, in connection with any necessary consent to the purchase of Debt and Security, or as may be disclosed to NLC's bankers in connection with NLC's corporate borrowing, or to the extent required by applicable laws mandating the disclosure of material information concerning issuers of publicly offered or traded securities. Despite the foregoing, (i) NLC shall be permitted to disclose to the partners of CPLP the total amount of the Debt being purchased by NLC and (ii) the Borrowers may be required to disclose to the partners of CPLP information regarding this letter agreement in connection with obtaining any necessary consent to the NLC Purchase.

27. NLC shall cause Forte Hotels Management, Inc., Forte Hotels, Inc. and Royco Hotels & Resorts Ltd. to deliver to the Lenders on or before closing a release of all obligations and liabilities of the Lenders pursuant to the non-disturbance agreement dated as of September 30, 1992.

28. If any Court Order referenced to in subparagraph 21(b) is in effect on closing, any party hereto shall be entitled, on notice to, the other parties hereto, to extend the closing date until October 15, 1996.

29. If and to the extent any of the Lenders receives a payment of principal on its Debt or fee other than, in respect of BNS or BofM only, the payments pursuant to paragraph 4 hereof, then and in that event, the Purchase Price shall be reduced by the amount of

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          principal or fee received (excluding the principal received by BNS or the fee received by BofM). All payments and collections received by the Lender on or in respect of the Debt after the completion of closing shall be for NLC's account, held in trust by Lenders and remitted to NLC or its designee upon receipt.

30. Nothing in this agreement shall constitute a waiver by any Lender of any default by any of the Borrowers or any of the other Debtors.

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                  Dated at New York, New York this 15th day of August, 1996.


                                             NATIONAL LODGING CORP.



                                             Per: /s/ Martin L. Edelman
                                             Name:   MARTIN L. EDELMAN
                                             Title:

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THIS OFFER IS ACCEPTED BY EACH OF THE LENDERS ON THE DATES INDICATED BELOW.


BANK OF MONTREAL


Per:  /s/ Cahal B. Carmody

Per:

Date: August 15, 1996


SCOTIA MORTGAGE CORPORATION


Per:

Per:

Date: August 15, 1996


CANADIAN IMPERIAL BANK OF COMMERCE


Per: /s/ A.C. Becker
     Title:  General Manager

Per:

Date: August 15, 1996


PROVINCE OF ALBERTA TREASURY BRANCHES, by its authorized agent


Per: /s/                                Witness: /s/

Date: August  , 1996

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                                  SCHEDULE "G"

                 Monthly Payments Being Received by Each Lender


         Lender                                      Amount

         Bank of Montreal                            $

         Scotia Mortgage Corporation                 $

         Canadian Imperial Bank of Commerce          $

         Province of Alberta Treasury Branches       $



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C/M:  11752.0002 345257.20

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                                  SCHEDULE "A"


                               LIST OF PROPERTIES



1.       Ottawa Bast (Gloucester)            12.      Winnipeg
         1486 Innes Road                              360 Colony Street
         Gloucester, Ontario                          Winnipeg, Manitoba

2.       Scarborough                         13.      Sudbury
         20 Milner Business Court                     1401 Paris Street
         Scarbourough, Ontario                        Sudbury, Ontario

3.       Burlington                          14.      London
         950 Walker's Line                            855 Wellington Road South
         Burlington, Ontario                          London, Ontario

4.       Windsor (Downtown)                  15.      Kitchener
         33 Riverside Drive East                      2960 King Street East
         Windsor, Ontario                             Kitchener, Ontario

5.       North York                          16.      Ingersoll
         50 Norfinch Drive                            20 Samnah Crescent
         North York, Ontario                          R.R. #1
                                                      Ingersoll, Ontario
6.       Richmond
         3071 St. Edwards Drive              17.      Calgary South
         Richmond, British                            9206 Macleod Trail South
         Columbia                                     Calgary, Alberta

7.       Laval                               18.      Edmonton West
         2900 Boulevard Le                            18320 Stony Plain Road
         Carrefour                                    Edmonton, Alberta
         Laval, Quebec                                (Leasehold)

8.       North Bay                           19.      Edmonton South
         1523 Seymour Street                          10320 - 45th Avenue South
         North Bay, Ontario                           Edmonton, Alberta
                                                      [1/2 interest]

9.       Oshawa                              20.      Regina
         940 Champlain Avenue                         1110 East Victoria Avenue
         Oshawa, Ontario                              Regina, Saskatchewan

10.      Ottawa (Downtown)                   21.      Calgary Airport
         402 Queen Street                             2750 Sunridge Blvd. N.E.
         Ottawa, Ontario                              Calgary, Alberta

11.      Mississauga
         5599 Ambler Drive
         Mississauga, Ontario



C/M  11752.0000 414853.1 10/14/96 11:45AM

                                  SCHEDULE "B"



SCOTIA MORTGAGE CORPORATION ("BNS") represents and warrants to NLC as of the date hereof that:

         (a) it is a wholly-owned subsidiary of a chartered bank of Canada) validly existing under the laws of Canada;

         (b) upon receipt by it of the applicable consents referred to in paragraph 22 of the Agreement, it has the legal capacity to sell that part of the Debt owing to it and the Security held by it therefor;

         (c) it has taken all necessary action in order to authorize the performance by BNS of its obligations pursuant to this Agreement and the execution and delivery by it of this Agreement and all documents delivered by it to NLC pursuant to this Agreement;

         (d) it is the beneficial owner of its interest in the Debt and the Security described in Schedule C-1 and it has not previously sold, assigned or encumbered such Debt or such Security to, or in favour of any person other than NLC or such other person as NLC may direct or has directed;

         (e) the execution and delivery of this Agreement by BNS and the performance by BNS of its obligations hereunder do not contravene any charter documents or by-laws of BNS, any resolutions of the directors of BNS, any agreement to which it is a party, or any judgment, decree, order or award of any court binding on BNS, or any license or permit of BNS, or any applicable law, statute or ordinance;

         (f) Schedule C-1 to this Agreement sets forth the accurate amount of principal and interest owing by the Borrowers to BNS under the Loan Agreement to which BNS is a party as of the date hereof and the rate of interest currently applicable to the Debt under said agreement and attached to such Schedule is a written confirmation of the Borrowers which confirms such amount;

         (g) it has not taken any action to enforce or realize upon its Security except as permitted by paragraph 8 of the Agreement; and

         (h) there are no actions or lawsuits or claims existing or pending or, to the best of its knowledge and information, threatened in connection with its interest in the Debt and the Security.


C/M:  11752.0002 346170.9 10/14/96 11:49AM

         (i)       it has not, on, or, if applicable, after, the date of this
                   Agreement:

                                 (i)   forgiven any Debt;

                                 (ii) accepted payment of any principal amount of Debt except as provided by paragraphs 4 or 29 of the Agreement; or

                                 (iii) taken any action to adversely affect the
                                       priority of its Security.



C/M:  11752.0002 346170.9 10/14/96 11:49AM

                                  SCHEDULE "B"



BANK OF MONTREAL ("BOM") represents and warrants to NLC as of the date hereof that:

         (a) it is a chartered bank of Canada validly existing under the laws of Canada;

         (b) upon receipt by it of the applicable consents referred to in paragraph 22 of the Agreement, it has the legal capacity to sell that part of the Debt owing to it and the Security held by it therefor;

         (c) it has taken all necessary action in order to authorize the performance by BOM of its obligations pursuant to this Agreement and the execution and delivery by it of this Agreement and all documents delivered by it to NLC pursuant to this Agreement;

         (d) it is the beneficial owner of its interest in the Debt and the Security described in Schedule C-2 and it has not previously sold, assigned or encumbered such Debt or such Security to, or in favour of any person other than NLC or such other person as NLC may direct or has directed;

         (e) the execution and delivery of this Agreement by BOM and the performance by BOM of its obligations hereunder do not contravene any charter documents or by-laws of BOM, any resolutions of the directors of BOM, any agreement to which it is a party, or any judgment, decree, order or award of any court binding on BOM, or any license or permit of BOM, or any applicable law, statute or ordinance;

         (f) Schedule C-2 to this Agreement sets forth the accurate amount of principal and interest owing by the Borrowers to BOM under the Loan Agreement to which BOM is a party as of the date hereof and the rate of interest currently applicable to the Debt under said agreement and attached to such Schedule is a written confirmation of the Borrowers which confirms such amount;

         (g) it has not taken any action to enforce or realize upon its Security other than by issuing notices of default to the Borrowers except as permitted by paragraph 8 of the Agreement; and

         (h) there are no actions or lawsuits or claims existing or pending or, to the best of its knowledge and information, threatened in connection with its interest in the Debt and the Security.


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



         (i)       it has not, on, or, if applicable, after, the date of this
                   Agreement:

                                 (i)   forgiven any Debt;

                                 (ii) accepted payment of any principal amount of Debt except as provided by paragraphs 4 or 29 of the Agreement; or

                                 (iii) taken any action to adversely affect the
                                       priority of its Security.



C/M:  11752.0002 346170.9 10/14/96 11:49AM

                                  SCHEDULE "B"



CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC") represents and warrants to NLC as of the date hereof that:

         (a) it is a chartered bank of Canada validly existing under the laws of Canada;

         (b) upon receipt by it of the applicable consents referred to in paragraph 22 of the Agreement and a consent by 1002370 Ontario Inc., it has the legal capacity to sell that part of the Debt owing to it and the Security held by it therefor;

         (c) it has taken all necessary action in order to authorize the performance by CIBC of its obligations pursuant to this Agreement and the execution and delivery by it of this Agreement and all documents delivered by it to NLC pursuant to this Agreement;

         (d) it is the beneficial owner of its interest in the Debt and the Security described in Schedule C-3 and it has not previously sold, assigned or encumbered such Debt or such Security to, or in favour of any person other than NLC or such other person as NLC may direct or has directed and except as disclosed by subparagraph (e);

         (e) it sold to 1002370 Ontario Inc. the debts owing to CIBC by the owners of four hotels in the Province of Ontario along with the mortgages over such hotels and other security held by CIBC as security for such debt. 1002370 Ontario Inc. obtained the funds for such purchase from CPLP and in turn gave CPLP its promissory note in the amount of the loan, which note was secured by an assignment of the purchased debt and the supporting security. CPLP in turn assigned the promissory note from 1002370 Ontario Inc. secured by the purchased debt and collateral security to CIBC as security for CPLP's indebtedness to CIBC;

         (f) the execution and delivery of this Agreement by CIBC and the performance by CIBC of its obligations hereunder do not contravene any charter documents or by-laws of CIBC, any resolutions of the directors of CIBC, any agreement to which it is a party, or any judgment, decree, order or award of any court binding on CIBC, or any license or permit of CIBC, or any applicable law, statute or ordinance;

         (g) Schedule C-3 to this Agreement sets forth the accurate amount of principal and interest owing by the Borrowers to CIBC under the Loan Agreement to which CIBC is a party as of the date hereof and the rate of interest currently

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



                   applicable to the Debt under said agreement and attached to such Schedule is a written confirmation of the Borrowers which confirms such amount;

         (h) it has not taken any action to enforce or realize upon its Security except as permitted by paragraph 8 of the Agreement; and

         (i) there are no actions or lawsuits or claims existing or pending or, to the best of its knowledge and information, threatened in connection with its interest in the Debt and the Security.

         (j)       it has not, on, or, if applicable, after, the date of this
                   Agreement:

                                 (i)   forgiven any Debt;

                                 (ii) accepted payment of any principal amount of Debt except as provided by paragraphs 4 or 29 of the Agreement; or

                                 (iii) taken any action to adversely affect the
                                       priority of its Security.



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



                                  SCHEDULE "B"



ALBERTA TREASURY BRANCHES ("ATB") represents and warrants to NLC as of the date hereof that:

         (a) it is validly existing under the Province of Alberta Treasury Branches Act of Alberta;

         (b) upon receipt by it of the applicable consents referred to in paragraph 22 of the Agreement, it has the legal capacity to sell that part of the Debt owing to it and the Security held by it therefor;

         (c) it has taken all necessary action in order to authorize the performance by ATB of its obligations pursuant to this Agreement and the execution and delivery by it of this Agreement and all documents delivered by it to NLC pursuant to this Agreement;

         (d) it is the beneficial owner of its interest in the Debt and the Security described in Schedule C-4 and it has not previously sold, assigned or encumbered such Debt or such Security to, or in favour of any person other than NLC or such other person as NLC may direct or has directed;

         (e) the execution and delivery of this Agreement by ATB and the performance by ATB of its obligations hereunder do not contravene any charter documents or by-laws of ATB, any resolutions of the directors of ATB, any agreement to which it is a party, or any judgment, decree, order or award of any court binding on ATB, or any license or permit of ATB, or any applicable law, statute or ordinance;

         (f) Schedule C-4 to this Agreement sets forth the accurate amount of principal and interest owing by the Borrowers to ATB under the Loan Agreement to which ATB is a party as of the date hereof and the rate of interest currently applicable to the Debt under said agreement and attached to such Schedule is a written confirmation of the Borrowers which confirms such amount;

         (g) it has not taken any action to enforce or realize upon its Security other than by issuing notices of default to the Borrowers except as permitted by paragraph 8 of the Agreement; and

         (h) there are no actions or lawsuits or claims existing or pending or, to the best of its knowledge and information, threatened in connection with its interest in the Debt and the Security.

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




         (i)       it has not, on, or, if applicable, after, the date of this
                   Agreement:

                                 (i)   forgiven any Debt;

                                 (ii) accepted payment of any principal amount of Debt except as provided by paragraphs 4 or 29 of the Agreement; or

                                 (iii) taken any action to adversely affect the
                                       priority of its Security.



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



                                  SCHEDULE "C"



SCOTIA MORTGAGE CORPORATION ("BNS") represents and warrants to NLC as of the date hereof that:

         (a) Schedule C-1 to this Agreement sets forth a true and complete list of the Loan Agreement with BNS and all amendments thereto;

         (b) Schedule C-1 to this Agreement sets forth a true and complete list of all the Security of BNS for that part of the Debt owing to it, including, without limitation, all guarantees thereof; and

         (c) true copies of BNS' Loan Agreement, all amendments thereto and all the Security have been delivered to NLC prior to or concurrently with the execution and delivery of this Agreement by BNS.




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



                                  SCHEDULE "C"



BANK OF MONTREAL ("BOM") represents and warrants to NLC as of the date hereof that:

         (a) Schedule C-2 to this Agreement sets forth a true and complete list of the Borrower's Loan Agreement with BOM and all amendments thereto;

         (b) Schedule C-2 to this Agreement sets forth a true and complete list of all the Security of BOM for that part of the Debt owing to it, including, without limitation, all guarantees thereof; and

         (c) true copies of the Loan Agreements, all amendments thereto and all the Security have been delivered to NLC prior to or concurrently with the execution and delivery of this Agreement by BOM.



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



                                  SCHEDULE "C"



CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC") represents and warrants to NLC as of the date hereof that:

         (a) Schedule C-3 to this Agreement sets forth a true and complete list of the Borrower's Loan Agreement with CIBC and all amendments thereto;

         (b) Schedule C-3 to this Agreement sets forth a true and complete list of all the Security of CIBC for that part of the Debt owing to it, including, without limitation, all guarantees thereof; and

         (c) true copies of the Loan Agreements, all amendments thereto and all the Security have been delivered to NLC prior to or concurrently with the execution and delivery of this Agreement by CIBC.


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



                                  SCHEDULE "C"



ALBERTA TREASURY BRANCHES ("ATB") represents and warrants to NLC as of the date hereof that:

         (a) Schedule C-4 to this Agreement sets forth a true and complete list of the Borrower's Loan Agreement with ATB and all amendments thereto;

         (b) Schedule C-4 to this Agreement sets forth a true and complete list of all the Security of ATB for that part of the Debt owing to it, including, without limitation, all guarantees thereof; and

         (c) true copies of the Loan Agreements, all amendments thereto and all the Security have been delivered to NLC prior to or concurrently with the execution and delivery of this Agreement by ATB.



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



                                  SCHEDULE "D"



TO: CAPITAL PROPERTIES LIMITED PARTNERSHIP SYNDICATED CAPITAL PROPERTIES INC. SYNCAP PROPERTIES INC. TEGRAD PROPERTIES (WINNIPEG) INC. TEGRAD MONTREAL I INC. 1002370 ONTARIO INC.

RE: Credit Agreement dated as of September 30, 1992 among Capital Properties Limited Partnership, Syndicated Capital Properties Inc. and Syncap Properties Inc. (the "Borrowers") and [insert name of Lender] (the "Lender"), as amended from time to time (the "Credit Agreement")


                              COVENANT NOT TO SUE


           WHEREAS, the Borrowers are indebted to the Lender pursuant to the Credit Agreement and have granted security to the Lender; and

           WHEREAS, Tegrad Properties (Winnipeg) Inc., Tegrad Montreal I Inc. and 1002370 Ontario Inc. (the "Debtors") may have granted security to the Lender as security for payment of the indebtedness of the Borrower to the Lender pursuant to or in respect of the Credit Agreement; and

           WHEREAS, the Lender is assigning to National Lodging Corp., a Delaware corporation or its nominee the Lender's interest in all such indebtedness and the Lender's interest in the Credit Agreement and all security granted to the Lender by the Borrowers or the Debtors pursuant to or in respect of the Credit Agreement.

           NOW, THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of other and good and valuable consideration and the sum of Ten ($10.00) Dollars of lawful of money of Canada now paid by the Borrowers and the Debtors to the Lender (the receipt and sufficiency of which are hereby acknowledged by the Lender), the Lender hereby covenants and agrees that it shall not, after the foregoing assignment by the Lender to National Lodging Corp. or National Lodging Corp.'s nominee, commence any legal action, including realization or enforcement against the Borrowers or the Debtors in respect of any indebtedness or liability owing by the Borrowers or the Debtors to the Lender pursuant to or in respect of the Credit Agreement or any security granted by any of them to the Lender pursuant to or in respect of the Credit Agreement.


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


                  Dated the       day of                 , 1996


                                       By:      ______________________________
                                                Name:
                                                Title:


                                       By:      ______________________________
                                                Name:
                                                Title:




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



                                  SCHEDULE C-1

                          SCOTIA MORTGAGE CORPORATION
                               DEBT AND SECURITY


A.       Loan Agreement

         Loan Agreement dated as of September 30, 1992 among the Borrowers and Scotia Mortgage Corporation as amended by amendment agreement no. 1 dated as of May 6, 1993, among the Borrowers and Scotia Mortgage Corporation and affected by a Waiver of Default Agreement dated as of May 6, 1993 among the Borrowers and all Lenders, together with copy of Promissory Note.


B.       Amount of Debt as at Date of Representations and Warranty

         Principal Amount                                   $29,213,097.88

         Accrued Interest                                   $    93,423.43

         Costs                                              $    NIL

         Any other amount                                   $    NIL

                  Total                                     $29,306,521.31



C.       Rate of Interest Payable as at Date or Representation and
         Warranty

         8.5% per annum calculated half-yearly not in advance.


D.       List of Security (Including Guarantee)

         1. Debenture dated as of September 30, 1992 issued by the Borrowers in favour of Scotia Mortgage Corporation in the amount of $32,000,000;

         2. Duplicate registered copies of the following Form 2 Charges (Ontario) or real property in Ontario registered October 26, 1992 (unless otherwise specified):

                  (i) Mississauga - registered in the Registry Office of Peel (No. 43) as Instrument No. R01021088

                  (ii) Ottawa (Downtown) - registered in the Registry Office of Ottawa-Carleton (No. 4) as Instrument No. N638429


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

                  (iii) North Bay - registered in the Land Titles Office of Nipissing (No. 36) as Instrument No. 325474

                  (iv) Oshawa - registered on October 27, 1992 in the Registry Office of Durnham (No. 40) as Instrument No. D399559

         3. Delivery Agreement dated as of September 30, 1992 by the Borrowers in favour of Scotia Mortgage Corporation in respect of SMC's debenture.

         4. Debenture in the principal amount of $150 million (the "Blanket Debenture").

         5. Duplicate registered copies of the following form 2 Charges (Ontario) for real property in Ontario in respect of the Blanket Debenture registered on October 26, 1992 (unless otherwise specified):

                  (i) Gloucester and Ottawa (Downtown) - registered in the Registry Office of Ottawa-Carleton (No. 4) as Instrument No. N638432, as amended

                  (ii) North York - registered in the Land Titles Office of Metropolitan Toronto (No. 66) as Instrument No. C803977

                  (iii) Scarborough - registered in the Registry Office of Toronto Boroughs (No. 64) as Instrument No. TB864440, as amended

                  (iv) Burlington - registered in the Registry Office and the Land Titles Office of Halton (No. 20) as Instrument Nos. 794517 and 527801 respectively, as amended

                  (v) Windsor - registered in the Registry Office of Essex (No. 12) as Instrument No. 1216232, as amended

                  (vi) London - registered in the Land Titles Office of Middlesex (No. 33) as Instrument No. LT284756

                  (vii) Kitchener - registered in the Registry Office of Waterloo (No. 58) as Instrument No. 1143078, as amended

                  (viii) Ingersoll - registered in the Registry Office (No. 41) as Instrument No. 375314, as amended


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

                  (ix) Sudbury - registered in the Land Titles Office of Sudbury (No. 53) as Instrument No. 746281

                  (x) Mississauga - registered in the Registry Office of Peel (No. 43) as Instrument No. R01021090, as amended

                  (xi) North Bay - registered in the Land Titles Office of Nipissing (No. 36) as Instrument No. 325476

                  (xii) Oshawa - registered on October 27, 1992 in the Registry Office of Durham (No. 40) as Instrument No. D399561, as amended

                  (xiii) Edmonton West, Edmonton South and Calgary South Hotels - registered in the Land Titles Office of Edmonton as Instrument No. 922328589 and No. 921267515 respectively

                  (xiv) Regina Hotel - registered in the Land Titles Offices of Regina on October 26, 1992 as Instrument No. 92R53708

         6. Delivery Agreement dated September 30, 1992 by the Borrowers in favour of each of the Lenders in respect of the Blanket Debenture.

         7. Specific Assignment of Agreements dated September 30, 1992 by the Borrowers of the Borrowers' interests in each franchise and license agreement and each management agreement related to the hotels of which Scotia Mortgage Corporation holds a charge.


         Richmond Hotel in B.C.

         8. Mortgage debenture registered October 23, 1992 at Land Titles Office in New Westminster/Vancouver as Instrument No. BF407398 issues by the Trustee in the principal amount of $32,000,000 containing a fixed charge of the Richmond Hotel in favour of Scotia Mortgage Corporation as amended

         9. Delivery Agreement dated September 30, 1992 by the Trustee to Scotia Mortgage Corporation in respect of the Debenture in the amount of $32,000,000

         10. Mortgage debenture registered October 23, 1992 at the Land Titles Office in New Westminster/Vancouver as Instrument No. BF407400 issued by the Trustee in the

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
                  principal amount of $150,000,000 in favour of the Lenders containing a fixed charge of the Richmond Hotel as amended

         11. Delivery Agreement dated September 30, 1992 by the Trustee to the Lenders in respect of such debenture.


         Guarantee

         12. Guarantee dated September 30, 1992 by Relax Development Corporation Ltd. to Scotia Mortgage Corporation of payment of the Trustee's indebtedness to Scotia
                  Mortgage Corporation up to $30,242,000



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



                                  SCHEDULE C-2

                                BANK OF MONTREAL
                               DEBT AND SECURITY


A.       Loan Agreement

         Loan Agreement dated as of September 30, 1992 among the Borrowers and BMO as amended by amendment agreement no. 1 dated as of May 6, 1993, among the Borrowers and BMO and affected by a Waiver of Default Agreement dated as of May 6, 1993 among the Borrowers and all Lenders.


B.       Amount of Debt as at Date of Representation and Warranty

         Principal Amount                                   $27,978,880

         Accrued Interest                                   $   294,445

         Any other amount                                   $   315,978
                                                            -----------

                  Total                                     $28,589,303



C.       Rate of Interest Payable as at Date of Representation and
         Warranty

         8.5% per annum calculated half-yearly not in advance.


D.       List of Security (Including Guarantee)

         1. Debenture dated as of September 30, 1992 issued by the Borrowers in favour of BMO in the amount of $30,000,000;

         2. Duplicate registered copies of the following Form 2 Charges (Ontario) of real property in Ontario registered October 26, 1992:

                  (i) Gloucester - registered in the Registry Office of Ottawa-Carleton (No. 4) as Instrument No. N638430

                  (ii) North York - registered in the Land Titles Office of Metropolitan Toronto (No. 66) as Instrument No. C803975

                  (iii) Scarborough - registered in the Registry Office of Toronto Boroughs (No. 64) as Instrument No. TB864438


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

                  (iv) Burlington - registered in the Land Titles and Registry Offices of Halton (No. 20) as Instrument Nos. 527799 and 794515 respectively

                  (v) Windsor - registered in the Registry Office of Essex (No. 12) Windsor as Instrument No. 1216230.

         3. Delivery Agreement dated as of September 30, 1992 by the Borrowers in favour of BMO.

         4. Debenture dated as of September 30, 1992 issued by the Borrowers in favour of the Lenders (the "Blanket Debenture") in the principal amount of $150 million.

         5. Duplicate registered copies of the following Form 2 Charges (Ontario) for real property in Ontario in respect of the Blanket Debenture registered on October 26, 1992 (unless otherwise specified):

                  (i) Gloucester and Ottawa (Downtown) - registered in the Registry Office of Ottawa-Carleton (No. 4) as Instrument No. N638432, as amended

                  (ii) North York - registered in the Land Titles Office of Metropolitan Toronto (No. 66) as Instrument No. C8033977

                  (iii) Scarborough - registered in the Registry Office of Toronto Boroughs (No. 64) as Instrument No. TB64440, as amended

                  (iv) Burlington - registered in the Registry Office and the Land Titles Office of Halton (No. 20) as Instrument Nos. 794517 and 527801 respectively

                  (v) Windsor - registered in the Registry Office of Essex (No. 12) as Instrument No. 1216232, as amended

                  (vi) London - registered in the Land Titles Office of Middlesex (No. 33) as Instrument No. LT284756

                  (vii) Kitchener - registered in the Registry Office of Waterloo (No. 58) as Instrument No. 1143078, as amended

                  (viii) Ingersoll - registered in the Registry Office (No. 41) as Instrument No. 375314, as amended


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

                  (ix) Sudbury - registered in the Land Titles Office of Sudbury (No. 53) as Instrument No. 746281

                  (x) Mississauga - registered in the Registry Office of Peel (No. 43) as Instrument No. R01021090, as amended

                  (xi) North Bay - registered in the Land Titles Office of Nipissing (No. 36) as Instrument No. 325476

         6. Duplicate registered copies of the Blanket Debenture registered against title to:

                  (i) Edmonton West, Edmonton South and Calgary South Hotels registered in the Land Titles Office of Edmonton and Calgary as Instruments Nos. 922328589 and 921267515, respectively

                  (ii) Regina Hotel registered in the Land Titles Office of Regina on October 26, 1992 as Instrument No. 92R53708

         7. Delivery Agreement dated as of September 30, 1992 by the Borrowers in favour of each of the Lenders in respect of the Blanket Debenture

         8. Specific Assignment of Agreements dated September 30, 1992 by the Borrowers to BMO of the Borrowers' interests in each franchise and license agreement and each management agreement related to the hotels of which BMO holds a separate charge.


         Winnipeg Hotel

         9. Debenture dated September 30, 1992 (the "Winnipeg Debenture") by the Borrowers and Tegrad Properties (Winnipeg) Inc. ("TPWI") in favour of BMO in the principal amount of $30 million in respect of the Winnipeg Property

         10. Certified copy dated December 3, 1992 of the Winnipeg Debenture registered in Manitoba as Instrument No. 1605116

         11. Delivery Agreement dated September 30, 1992 by the Borrowers and TPWI to BMO in respect of the Winnipeg Debenture


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

         12. Debenture dated September 30, 1992 by the Borrowers and TPWI in favour of the Lenders in the principal amount of $150 million in respect of the Winnipeg Property

         13. Certified copy dated December 3, 1992 of the blanket Winnipeg debenture registered in Manitoba as Instrument No. 1605118

         14. Delivery Agreement dated September 30, 1992 by the Borrowers and TPWI in favour of the Lenders in respect of the blanket Winnipeg debenture

         15. Specific Assignment of Agreements dated September 30, 1992 by the Borrowers and TPWI to BMO of the franchise and license agreement and management agreement relating to the Winnipeg Hotel


         Laval Hotel

         16. Trust Deed dated October 29, 1992 (the "Trust Deed") issued by Syndicated Capital Properties Inc. (the "General Partner") in favour of The R-M Trust Company as security for three bonds issued to CIBC, Province of Alberta Treasury Branches and the Lenders respectively, registered at Laval on October 30, 1992 as No. 811881

         17. 25% Mortgage Bond No. 3 dated October 30, 1992 in the principal amount of $150,000,000 issued under the Trust Deed in favour of the Lenders and a letter dated November 4, 1992 from CIBC to BMO and each of the other Lenders regarding the holding of said Bond by CIBC

         18. Delivery Order dated October 26, 1992 by the General Partner to The R-M Trust Company regarding the delivery of inter alia the bond

         19.      Pledge agreement by the General Partner to the Lenders

         20. Hypothec granted to the Lenders by Tegrad Montreal I Inc. and registered on October 30, 1992 as No. 811880


         Richmond Hotel

         21. Mortgage debenture registered October 23, 1992 at the Land Titles Office in New Westminster/Vancouver as Instrument No. BF407400 issued by Syncap Properties Inc. (the "Trustee") in the principal amount of

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

                  $150,000,000 in favour of the Lenders in respect of the Richmond Hotel as amended

         22. Delivery Agreement dated September 30, 1992 by the Trustee to the Lenders in respect of such debenture

         23. Undertaking dated October 30, 1992 by the Borrowers to the Lenders to amend mortgage debentures Nos. BF407398, BF407399 and BF407400 to insert as subparagraph 10(m) of each an additional event of default with respect to material adverse changes


         Guarantee

         24. Guarantee dated September 30, 1992 by Relax Development Corporation Ltd. to BMO of payment of the Trustee's indebtedness to BMO up to $28,341,491.22

                                    Excluded

For greater certainty the Security excludes BMO's interest as owner and landlord of the real property and hotel assets known municipally as 18320 Stony Plain Road, Edmonton, Alberta.

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



                                  SCHEDULE C-3

                       CANADIAN IMPERIAL BANK OF COMMERCE
                               DEBT AND SECURITY


A.       Loan Agreement

         Credit Agreement dated as of September 30, 1992 among the Borrowers and CIBC as amended by Amendment Agreement No. 1 dated as of May 6, 1993, among the Borrowers and CIBC and affected by a Waiver of Default Agreement dated as of May 6, 1993 among the Borrowers and all Lenders.


B.       Amount of Debt as at Date of Representation and Warranty

         Principal Amount                                   $33,405,024.07

         Accrued Interest                                   $   361,569.85

         Costs                                              $      nil

         Any other amount                                   $      nil

                  Total                                     $33,766,593.92



C.       Rate of Interest Payable as at Date of Representation and
         Warranty

         8.5% per annum calculated half-yearly not in advance.


D.       List of Security (Including Guarantee)

         1. Debenture dated as of September 30, 1992 issued by the Borrowers in favour of CIBC in the amount of $35,000,000;

         2. Duplicate registered copies of the following Form 2 Charges (Ontario) of real property in Ontario registered October 26, 1992 in the principal amount of $35,000,000:

                  (a) London - registered in the Land Titles Office of Middlesex (No. 33) as Instrument No. LT-284754

                  (b) Kitchener - registered in the Registry Office of Waterloo (No. 58) as Instrument No. 1143076

                  (c)      Ingersoll - registered in the Registry Office (No.
                           41) as Instrument No. 375312


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                                     - 2 -

                  (d) Sudbury - registered in the Land Titles Office of Sudbury (No. 53) as Instrument No. 746279

         3. Delivery Agreement dated as of September 30, 1992 by the Borrowers in favour of CIBC

         4. Debenture dated as of September 30, 1992 issued by the Borrowers in favour of the Lenders (the "Blanket Debenture") in the principal amount of $150 million

         5. Duplicate registered copies of Form 2 Charges (Ontario) for real property in Ontario in respect of the Blanket Debenture registered on October 26, 1992 (unless otherwise specified):

                  (a) Gloucester and Ottawa (Downtown) - registered in the Registry Office of Ottawa-Carleton (No. 4) as Instrument No. N638432 (photocopy), as amended

                  (b) North York - registered in the Land Titles Office of Metropolitan Toronto (No. 66) as Instrument No. C803977 (photocopy)

                  (c) Scarborough - registered in the Registry Office of Toronto Boroughs (No. 64) as Instrument No. TB864440 (photocopy), as amended

                  (d) Burlington - registered in the Registry Office and the Land Titles Office of Halton (No. 20) as Instrument Nos. 794517 and 527801, respectively (photocopies), as amended

                  (e) Windsor - registered in the Registry Office of Essex (No. 12) as Instrument No. 1216232 (photocopy), as amended

                  (f) London - registered in the Land Titles Office of Middlesex (No. 33) as Instrument No. LT-284756

                  (g) Kitchener - registered in the Registry Office of Waterloo (No. 58) as Instrument No. 1143078, as amended

                  (h)      Ingersoll - registered in the Registry Office (No.
                           41) as Instrument No. 375314, as amended

                  (i) Sudbury - registered in the Land Titles Office of Sudbury (No. 53) as Instrument No. 746281


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                                     - 3 -

                  (j) Mississauga - registered in the Registry Office of Peel (No. 43) as Instrument No. R01021090 (photocopy), as amended

                  (k) North Bay - registered in the Land Titles Office of Nipissing (No. 36) as Instrument No. 325476 (photocopy)

                  (l) Oshawa - registered on October 27, 1992 in the Registry Office of Durham (No. 40) as Instrument No. D399561 (photocopy), as amended

         6. Duplicate registered copies of the Blanket Debenture registered against title to:

                  (a) Edmonton West, Edmonton South and Calgary South Hotels registered in the Land Titles Office of Edmonton as Instrument No. 922328589 (photocopy) and in the Land Titles Office of Calgary as No. 921267515 (photocopy)

                  (b) Regina Hotel registered in the Land Titles Office of Regina on October 26, 1992 as Instrument No. 92R53708

         7. Delivery Agreement dated as of September 30, 1992 by the Borrowers in favour of each of the Lenders in respect of the Blanket Debenture

         8. Specific Assignment of Agreements dated September 30, 1992 by the Borrowers to CIBC of the Borrowers' interests in each franchise and license agreement and each management agreement related to the hotels of which CIBC holds a separate charge

         9. Assignment of Specific Accounts dated September 30, 1992 from CPLP to CIBC relating to accounts listed in the Assignment


         Richmond Hotel

         10. Mortgage debenture registered October 23, 1992 at the Land Titles Office in New Westminster/Vancouver as Instrument No. BF407400 issued by Syncap Properties Inc. (the "Trustee") in the principal amount of $150,000,000 in favour of the Lenders in respect of the Richmond Hotel as amended


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                                     - 4 -

         11. Delivery Agreement dated September 30, 1992 by the Trustee to the Lenders in respect of such debenture

         12. Undertaking dated October 30, 1992 by the Borrowers to the Lenders to amend mortgage debentures Nos. BF407398, BF407399 and BF407400 to insert as subparagraph 10(m) of each an additional event of default with respect to material adverse changes


         Winnipeg Hotel

         13. Debenture dated September 30, 1992 by the Borrowers and Tegrad Properties (Winnipeg) Inc. ("TPWI") in favour of the Lenders in the principal amount of $150,000,000 in respect of the Winnipeg property

         14. Certified copy dated December 3, 1992 of the blanket Winnipeg debenture registered in Manitoba as Instrument No. 1605118 (photocopy)

         15. Delivery Agreement dated September 30, 1992 by the Borrowers and TPWI in favour of the Lenders in respect of the blanket Winnipeg debenture


         London, Kitchener, Sudbury and Ingersoll Hotels

         16. Assignment Agreement dated September 30, 1992 by CIBC to 1002370 Ontario Inc. of Tegrad Kitchener, Inc.'s indebtedness to CIBC in the amount of $7,900,000 and all security therefor including a charge of the Kitchener Hotel registered in the Land Registry Division of Waterloo North (No. 58) on September 13, 1990 as No. 1052775

         17. Assignment Agreement dated September 30, 1992 by CIBC to 1002370 Ontario Inc. of Tegrad Properties (I) Inc.'s indebtedness to CIBC in the amount of $6,600,000 and all security therefor including a charge of the Sudbury Hotel registered in the Land Titles Division of Sudbury (No. 53) on November 21, 1989 as No. 665028

         18. Assignment Agreement dated September 30, 1992 by CIBC to 1002370 Ontario Inc. of Tegrad Properties (II) Inc.'s indebtedness to CIBC in the amount of $4,800,000 and all security therefor including a charge of the Ingersoll Hotel registered in the Land Titles Division of Sudbury (No. 41) on October 31, 1989 as No. 347339


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                                     - 5 -

         19. Assignment Agreement dated September 30, 1992 by CIBC to 1002370 Ontario Inc. of the Guarantor's direct indebtedness to CIBC in the amount of $7,240,000 and all security therefor including a charge of the London Hotel registered in the Land Registry Division of Middlesex East (No. 33) on February 20, 1989 as No. 828407

         20. General assignment dated September 30, 1992 by 1002370 Ontario Inc. to CPLP of all indebtedness and all security previously assigned by CIBC to 1002370 Ontario Inc. pursuant to the above assignments (Nos. 16-19)

         21. Assignment of Note and Security dated September 30, 1992 by CPLP to CIBC of the note and security referred to therein as security for CPLP's liability to CIBC under the Credit Agreement dated September 30, 1992 among CIBC and the Borrowers

         22. Promissory Notes each dated as of September 30, 1992 as follows:

                  (a) from Tegrad Kitchener Inc. to CIBC in the amount of $7,900,000

                  (b) from Tegrad Properties (I) Inc. to CIBC in the amount of $6,600,000

                  (c) from Tegrad Properties (II) Inc. to CIBC in the amount of $4,800,000

                  (d) from Relax Development Corporation Ltd. to CIBC in the amount of $7,240,000

                  (e) from 1002370 Ontario Inc. to CPLP in the amount of $26,935,666

         23.      Original registered copies of:

                  (a) Charge/Mortgage of Land by Tegrad Properties (I) Inc. to CIBC and registered November 21, 1989 in the Land Titles Office at Sudbury (No. 53) as Instrument No. 665028

                  (b) Charge/Mortgage of Land by Tegrad Kitchener Inc. to CIBC registered September 13, 1990 in the Land Registry Office at Waterloo (No. 58) as Instrument No. 1052775


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                                     - 6 -

                  (c) Charge/Mortgage of Land by Tegrad Properties (II) Inc. to CIBC registered October 31, 1989 in the Land Registry Office (No. 41) as Instrument No. 347339

                  (d) Charge Mortgage of Land by the Guarantor to CIBC registered February 20, 1989 in the Registry Office for the Land Registry Division of Middlesex (No. 33) as Instrument No. 828407

                  (e) Transfer of Charge No. 665028 by CIBC to 1002370 Ontario Inc. by 1002370 Ontario Inc. to CPLP and by CPLP to CIBC registered on October 30, 1992 in the Land Titles Office at Sudbury (No. 53) as Instrument Nos. 746791, 746792 and 746793
                           respectively

                  (f) Transfer of Charge No. 828407 by CIBC to 1002370 Ontario Inc., by 1002370 Ontario Inc. to CPLP and by CPLP to CIBC registered on October 30, 1992 in the Land Titles Office for the Land Registry Division of Middlesex (No. 33) as Instrument Nos. 285434, 285435 and 285436, respectively

                  (g) Assignment of Mortgage No. 1052775 by CIBC to 1002370 Ontario Inc. by 1002370 Ontario Inc. to CPLP and by CPLP to CIBC registered on October 30, 1992 in the Registry Office of Waterloo (No. 58) as Instruments Nos. 1143706, 1143707 and 1143708,
                           respectively

                  (h) Assignment of Mortgage No. 347339 by CIBC to 1002370 Ontario Inc. by 1002370 Ontario Inc. to CPLP and by CPLP to CIBC registered on October 30, 1992 in the Registry Office (No. 41) as Instrument Nos. 375423, 375424, and 375425, respectively

         24.      Other security from Tegrad Properties (I) Inc.:

                  (a)      General Security Agreement dated November 2, 1989

                  (b)      Debenture dated October 27, 1989 in the amount of
                           $7,000,000

                  (c) Pledge Agreement dated October 27, 1989 with respect to the above Debenture

                  (d) Guarantee dated November 2, 1989 from Relax Development Corporation Ltd. with liability limited to $6,700,000

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                                     - 7 -


         25.      Other security from Tegrad Kitchener Inc.:

                  (a)      General Security Agreement dated August 21, 1990

                  (b)      Debenture in the amount of $10,000,000

                  (c) Pledge Agreement dated August 21, 1990 with respect to the above Debenture

                  (d) Guarantee dated August 21, 1990 from Relax Development Corporation Ltd. with liability limited to $7,850,000

         26.      Other security from Tegrad Properties (II) Inc.:

                  (a)      General Security Agreement dated October 16, 1989

                  (b)      Debenture dated October 3, 1989 in the amount of
                           $5,000,000

                  (c) Pledge Agreement dated October 3, 1989 with respect to the above Debenture

                  (d) Guarantee dated October 23, 1989 from Relax Development Corporation Ltd. with liability limited to $4,600,000

         27.      Other security from Relax Development Corporation Ltd.

                  (a)      General Security Agreement dated February 15, 1989

                  (b) Debenture dated February 13, 1989 in the amount of $8,000,000

                  (c) Pledge Agreement dated February 13, 1989 with respect to the above Debenture


         Laval Hotel

         28.      (a)      Trust Deed dated October 29, 1992 issued by
                           Syndicated in favour of the R-M Trust Company as security for three bonds issued to CIBC, ATB and the Lenders respectively, registered at Laval on October 30, 1992 as No. 811881 (photocopy)

                  (b) 25% Mortgage Bond No. 1 dated October 30, 1992 in the principal amount of $35,000,000 issued under the Trust Deed in favour of CIBC


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                                     - 8 -

                  (c) 25% Mortgage Bond No. 3 dated October 30, 1992 in the principal amount of $150,000,000 issued under the Trust Deed in favour of the Lenders

                  (d) Delivery Order dated October 26, 1992 by Syndicated to the R-M Trust Company regarding the delivery of the bonds

                  (e) Pledge agreement by Syndicated to CIBC with respect to Bond No. 1

                  (f) Pledge agreement by Syndicated to the Lenders with respect to Bond No. 3

         29. Hypothec granted to CIBC by Tegrad Montreal Inc. in the amount of $35,000,000 and registered at Laval on October 30, 1992 as No. 811876

         30. Hypothec granted to the Lenders by Tegrad Montreal Inc. and registered at Laval on October 30, 1992 as No. 811880

         Guarantee

         31. Guarantee dated September 30, 1992 by Relax Development Corporation Ltd. to CIBC of payment of indebtedness of Syncap to CIBC up to $33,860,666


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



                                  SCHEDULE C-4

                     PROVINCE OF ALBERTA TREASURY BRANCHES

                               DEBT AND SECURITY


A.       Loan Agreement

         Loan Agreement dated as of September 30, 1992 among the Borrowers and ATB as affected by a Waiver of Default Agreement dated as of May 6, 1993 among the Borrowers and all Lenders


B.       Amount of Debt as at Date of Representation and Warranty

         Principal Amount              (Term Loan)               $20,728,041.48
                                       (Renovation Loan)           5,500,000.00

         Accrued Interest              (Term Loan)                   958,410.83
                                       (Renovation Loan)             351,139.09

         Costs                                                        50,000.00

         Any other amount                                               0

                  TOTAL                                          $27,537,591.40



C.       Rate of Interest Payable as at Date of Representation and
         Warranty

         8.5% per annum calculated half-yearly not in advance.


D.       List of Security (Including Guarantee)

         1. Debenture dated as of September 30, 1992 issued by the Borrowers in favour of ATB in the amount of $21,000,000.00 registered at Land Titles Office in Alberta and Saskatchewan.

                  (i) Edmonton South Hotel, registered in the Land Titles Office, Edmonton on October 27, 1992 as Instrument No. 922328587

                  (ii) Edmonton West Hotel, registered in the Land Titles Office, Edmonton on October 27, 1992 as Instrument No. 922328587

                  (iii) Calgary South Hotel, registered in the Land Titles Office, Calgary on October 26, 1992 as Instrument No. 921267513


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                                     - 2 -

                  (iv) Regina Hotel, registered in the Land Titles Office, Regina on October 26, 1992 as Instrument No. 92R53706

         2. Debenture dated April 15, 1993 in the amount of $450,000.000 with respect to Calgary Airport Hotel and registered at Land Titles Office Calgary at Instrument No. 931093363

         3. Delivery Agreement dated September 30, 1992 by the Borrowers in favour of ATB with respect to the $21,000,000.00 Debenture

         4. Renovation Loan Debenture dated September 30, 1992 in favour of ATB in the principal amount of $9.8 million containing a second fixed charge with respect to:

                  (i) Hotels (other than legal title to the Winnipeg, Laval and Richmond Hotels and excluding the other CIBC Hotels) and a third fixed charge of such other CIBC Hotels

                  (ii) Edmonton West, Edmonton South and Calgary South Hotels, registered at the Land Titles Office Calgary as Instrument No. 921267514, and Land Titles Office Edmonton as Instrument No. 922328588

                  (iii) Regina Hotel, registered in the Land Titles Office, Regina on October 26, 1992 as Instrument No. 92R53707

         5.       Duplicate registered copies of Forms 2 Charges
                  (Ontario) and debentures with respect to the Renovation Loan Debenture registered on October 26, 1992 (unless otherwise specified):

                  (i) Windsor - registered in the Registry Office of Essex (No. 12) as Instrument No. 1216231, as amended

                  (ii) Burlington - registered in the Registry Office and the Land Titles Office of Halton (No. 20) as Instrument Nos. 794516 and 527800 respectively, as amended

                  (iii) Gloucester and Ottawa (Downtown) - registered in the Registry Office of Ottawa-Carleton (No. 4) as Instrument No. N638431, as amended


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                                     - 3 -

                  (iv) Scarborough - registered in the Registry Office of Toronto Boroughs (No. 64) as Instrument No. TB864439, as amended

                  (v) North York - registered in the Land Titles Office of Metropolitan Toronto (No. 66) as Instrument No. C803976

                  (vi) Ingersoll - registered in the Registry Office (No. 41) as Instrument No. 375313, as amended

                  (vii) London - registered in the Land Titles Office of Middlesex (No. 33) London as Instrument No. 284755

                  (viii) Sudbury - registered in the Land Titles Office of Sudbury (No. 53) as Instrument No. 746280

                  (ix) Mississauga - registered in the Registry Office of Peel (No. 43) as Instrument No. R01021089, as amended

                  (x) Oshawa - registered on October 27, 1992 in the Registry Office of Durham (No. 40) as Instrument No. D399560, as amended

                  (xi) Kitchener - registered in the Registry Office of Waterloo (No. 58) as Instrument No. 1143077, as amended

                  (xii) North Bay - registered in the Land Titles Office of Nipissing (No. 36) as Instrument No. 325475

         6. Delivery Agreement dated September 30, 1992 by the Borrowers to ATB in respect of the Renovation Loan Debenture

         7. Specific Assignment of Agreements dated September 30, 1992 by the Borrowers to ATB of the Borrowers' interests in each franchise and license agreement and each management agreement over which ATB holds a first charge

         8. Blanket Debenture dated September 30, 1992 issued by the Borrowers in favour of the Lenders in the principal amount of $150,000,000.00

         9. Duplicate registered copies of the following Form 2 Charges (Ontario) for real property in Ontario in

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                                     - 4 -

                  respect of the Blanket Debenture registered on October 26, 1992 (unless otherwise specified):

                  (i) Gloucester and Ottawa (Downtown) - registered in the Registry Office of Ottawa-Carleton (No. 4) as Instrument No. N638432, as amended

                  (ii) North York - registered in the Land Titles Office of Metropolitan Toronto (No. 66) as Instrument No. C803977

                  (iii) Scarborough - registered in the Registry Office of Toronto Burroughs (No. 64) as Instrument No. TB864440 as amended

                  (iv) Burlington - registered in the Registry Office and the Land Titles Office of Halton (No. 20) as Instrument Nos. 794517 and 527801 respectively as amended

                  (v) Windsor - registered in the Registry Office of Essex (No. 12) as Instrument No. 1216232 as amended

                  (vi) London - registered in the Land Titles Office of Middlesex (No. 33) as Instrument No. LT284756;

                  (vii) Kitchener - registered in the Registry Office of Waterloo (No. 58) as Instrument No. 1143078 as amended

                  (viii) Ingersoll - registered in the Registry Office (No. 41) as Instrument No. 375314 as amended

                  (ix) Sudbury - registered in the Land Titles Office of Sudbury (No. 53) as Instrument No. 746281

                  (x) Mississauga - registered in the Registry Office of Peel (No. 43) as Instrument No. R01021090 as amended

                  (xi) North Bay - registered in the Land Titles Office of Nipissing (No. 36) as Instrument No. 325476

                  (xii) Oshawa - registered on October 27, 1992 in the Registry Office of Durham (No. 40) as Instrument No. D399561 as amended

         10. Duplicate registered copies of the Blanket Debenture registered against title to:

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                                     - 5 -


                  (i) Edmonton West, Edmonton South and Calgary South Hotels registered in the Land Titles Office of Calgary as Instrument No. 921267515, and Land Titles Office Edmonton as Instrument No. 922328589

                  (ii) Regina Hotel registered in the Land Titles Office of Regina on October 26, 1992 as Instrument No. 92R53708

         11. Delivery Agreement dated as of September 30, 1992 by the Borrowers in favour of each of the Lenders in respect of the Blanket Debenture

         12. Trust Deed dated October 29, 1992 (the "Trust Deed") issued by Syndicated Capital Properties Inc. (the "General Partner") in favour of The R-M Trust Company as security for three bonds issued to CIBC, Province of Alberta Treasury Branches and the Lenders respectively, registered at Laval on October 30, 1992 as No. 811881

         13. 25% Mortgage Bond No. 3 dated October 30, 1992 in the principal amount of $150,000,000 issued under the Trust Deed in favour of the Lenders and a letter dated November 4, 1992 from CIBC to BMO and each of the other Lenders regarding the holding of said Bond by CIBC

         14. Delivery Order dated October 26, 1992 by the General Partner to The R-M Trust Company regarding the delivery of, inter alia, the bond

         15.      Pledge agreement by the General Partner to the Lenders

         16. Hypothec granted to the Lenders by Tegrad Montreal I Inc. and registered on October 30, 1992 as No. 811880

         17. Mortgage debenture registered October 23, 1992 at Land Titles Office in New Westminster/Vancouver as
                  Instrument No. BF407400 issued by Syncap Properties Inc. (the "Trustee") in the principal amount of $150,000,000 in favour of the Lenders in respect of the Richmond Hotel as amended

         18. Delivery Agreement dated September 30, 1992 by the Trustee to Lenders in respect of such debenture

         19. Undertaking dated October 30, 1992 by the Borrowers to the Lenders to amend mortgage debentures Nos. BF407398, BF407399 and BF407400 to insert as subparagraph 10(m)

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                                     - 6 -

                  of each an additional event of default with respect to material adverse changes


E.       Tegrad Properties (Winnipeg) Inc. ("TPWI") - Winnipeg Hotel

         1. Debenture dated September 30, 1992 by the Borrowers and TPWI in favour of ATB in the principal amount of $9,800,000.000 containing, inter alia, a fixed charge on the Winnipeg Property

         2. Certified copy dated December 3, 1992 of the Renovation Loan Debenture registered in Manitoba as Instrument No. 1605117

         3. Delivery Agreement dated September 30, 1992 by the Borrowers and TPWI in respect of the Renovation Loan Debenture in the amount of $9,800,000.00


F.       Tegrad Montreal I Inc. ("TMII") - Laval Hotel

         1. Direction and Acknowledgment dated October 27, 1992 from the Partnership to TMII regarding granting of security and encumbering the Laval Hotel in favour of ATB and other Lenders

         2. (i) Trust Deed dated October 29, 1992 issued by the General Partner in favour of The R-M Trust Company as security for three bonds issued to CIBC, ATB and the Lenders respectively, registered at Laval on October 30, 1992 as No. 811881

                  (ii) Photocopy of the 25% Mortgage Bond No. 2 dated October 30, 1992 in the principal amount of $9,800,000.00 issued under the Trust Deed in favour of ATB

                  (iii) Certified copy of a resolution of the directors of the General Partner dated October 29, 1992 authorizing the issue of the Trust Deed and the bonds thereunder

                  (iv) Delivery Order dated October 26, 1992 by the General Partner to The R-M Trust Company regarding the delivery of the bonds

                  (v)         Pledge agreement by the General Partner to ATB


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                                     - 7 -

                  (vi) Certified copy of a resolution of the directors of TMII dated October 29, 1992 authorizing the issue of hypothec to ATB

                  (vii) Hypothec granted to ATB by TMII and registered on October 30, 1992 as No. 811878


G.       The Trustee and Richmond Hotel in B.C.

                  (i) Mortgage debenture registered October 23, 1992 at Land Titles Office in New Westminster/Vancouver as Instrument No. BF407399 issued by the Trustee in the principal amount of $9,800,000.00 in favour of ATB containing a fixed charge of the Richmond Hotel

                  (ii) Delivery Agreement dated September 30, 1992 by the Trustee to ATB in respect of the Debenture in the amount of $9,800,000.00

                  (iii) Undertaking dated October 30, 1992 by the Borrowers to the Lenders to amend mortgage debentures Nos. BF407398, BF407399 and BF407400 to insert as subparagraph 10(m) of each an additional event of default with respect to material adverse changes


H.       The Guarantee

         1. Guarantee dated September 30, 1992 by Relax Development Corporation Ltd. to ATB of payment of the Trustee's indebtedness to ATB up to $28,500,000.00


I.       Promissory Notes

         1.       $21,000,000.00 dated September 30, 1992

         2.       Various Notes dated April 13, 1993 totalling
                  $5,500,000.00 regarding Renovation Loans:



C/M  11752.0000 414857.1 10/14/96 12:2PM

                    Hotel                    Amount

                    Burlington             $164,521.00
                    Calgary North          $370,100.00
                    Calgary South          $767,812.00
                    Edmonton South         $261,634.00
                    Edmonton West        $1,041,443.00
                    Edmonton West           $53,302.00
                    Gloucester             $295,778.00
                    Ingersoll               $74,144.00
                    Kitchener               $74,628.00
                    Laval                  $148,656.00
                    London                  $81,765.00
                    Mississauga            $180,310.00
                    North Bay               $79,713.00
                    North York             $297,093.00
                    Oshawa                  $64,582.00
                    Ottawa                 $202,340.00
                    Regina                 $389,199.00
                    Richmond               $214,434.00
                    Scarborough            $208,808.00
                    Sudbury                 $81,117.00
                    Windsor                $239,394.00
                    Winnipeg               $209,227.00



C/M  11752.0000 414857.1 10/14/96 12:2PM

TO:               THE LENDERS

AND TO:           NATIONAL LODGING CORP.

                           CONFIRMATION BY BORROWERS

                  Each of the Borrowers hereby confirms that the contents of the attached Schedules C-1, C-2, C-3 and C-4 are complete and accurate as at the date the applicable representation and warranty is given by the applicable Lender.
                  DATED the        day of                 , 1996.


                                             CAPITAL
                                             PROPERTIES
                                             LIMITED
                                             PARTNERSHIP by
                                             its general
                                             partner
                                             Syndicated
                                             Capital
                                             Properties Inc.

                                             By
                                                 title -


                                             By
                                                 title -


                                             SYNDICATED CAPITAL PROPERTIES
                                             INC.

                                             By
                                                 title -


                                             By
                                                 title -


                                             SYNCAP PROPERTIES INC.

                                             By
                                                 title -


                                             By
                                                 title -

C/M  11752.0000 414857.1 10/14/96 12:2PM

                                  SCHEDULE "E"



TO:               o (the "Lender")

RE: Credit Agreement dated as of September 30, 1992 among Capital Properties Limited Partnership, Syndicated Capital Properties Inc. and Syncap Properties Inc. (the "Borrowers") and the Lender, as amended from time to time (the "Credit Agreement")


                                                COVENANT NOT TO SUE
         WHEREAS the Borrowers are indebted to the Lender pursuant to the Credit Agreement and have granted security to the Lender;

         AND WHEREAS Tegrad Properties (Winnipeg) Inc., Tegrad Montreal I Inc. and 1002370 Ontario Inc. (the "Debtors") may have granted security to the Lender as security for payment of the indebtedness of the Borrowers to the Lender pursuant to or in respect of the Credit Agreement;

         AND WHEREAS the Lender is assigning to National Lodging Corp. or its nominee the Lender's interest in all such indebtedness and the Lender's interest in the Credit Agreement and all security granted to the Lender by the Borrowers or the Debtors pursuant to or in respect of the Credit Agreement;

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of other good and valuable consideration and the sum $10.00 of lawful money of Canada now paid by the Lender to the Borrowers and the Debtors (the receipt and sufficiency of which are hereby acknowledged by each of them), each of the Borrowers and the Debtors hereby jointly and severally covenants and agrees that it shall not, after the completion of the foregoing assignment by

C/M  11752.0000 414871.1 10/14/96 12:13PM
the Lender to National Lodging Corp. or National Lodging Corp.'s nominee, commence any legal action against the Lender in respect of any indebtedness or liability owing by the Borrowers or the Debtors to the Lender pursuant to or in respect of the Credit Agreement or any security granted by any of them to the Lender pursuant to or in respect of the Credit Agreement.

         DATED the           day of               , 1996.


                                   CAPITAL PROPERTIES LIMITED
                                   PARTNERSHIP by its general
                                   partner Syndicated Capital
                                   Properties Inc.

                                   By:
                                      title -

                                   By:
                                      title -


                                   SYNDICATED CAPITAL PROPERTIES INC.

                                   By:
                                      title -

                                   By:
                                      title -


                                   SYNCAP PROPERTIES INC.

                                   By:
                                      title -

                                   By:
                                      title -


                                   TEGRAD PROPERTIES (WINNIPEG) INC.

                                   By:
                                      title -

                                   By:
                                      title -

C/M  11752.0000 414871.1 10/14/96 12:13PM
                                       2

                                   TEGRAD MONTREAL INC.

                                   By:
                                      title -

                                   By:
                                      title -


                                   1002370 ONTARIO INC.

                                   By:
                                      title -

                                   By:
                                      title -

C/M  11752.0000 414871.1 10/14/96 12:13PM
                                       3

                                  SCHEDULE "F"


                          ROYCO HOTELS & RESORTS LTD.
                            5940 Macleod Trail South
                                   Suite 500
                                Calgary, Alberta
                                    T2H 2G4


                                                 August    9, 1996

K.S. Tunnicliffe
Senior Account Manager
Province of Alberta Treasury Branches
Calgary North Hill
P.O. Box 30079, Stn. B
3rd Floor
217-16th Avenue NW
Calgary, Alberta
T2M 4N7


Dear Sirs:

         Re:       Capital Properties Limited Partnership - Restructuring

         By letter agreement (the "Lender Agreement") of even date herewith entered into between Province of Alberta Treasury Branches ("ATB"), Bank of Montreal ("BofM"), The Bank of Nova Scotia ("BNS") and Canadian Imperial Bank of Commerce ("CIBC") (collectively, the "Lenders") on the one hand and Capital Properties Limited Partnership ("CPLP"), by its sole general partner Syndicated Capital Properties Inc. ("Syndicated"), and National Lodging Corp. ("NLC") on the other, the Lender agreed to assign all of their debt and security with respect to CPLP and its properties on certain terms and conditions.

         It was further a condition of NLC to the entering into of the Lender Agreement that this letter agreement be entered into, which agreement would include Royco Hotels & Resorts Ltd. ("Royco"), the shareholders of Royco and parties associated with Royco.

         Accordingly, Royco, on its own behalf and on behalf of its shareholders and the related parties referred to herein, NLC and ATB, have agreed as follows:

         1. On closing, NLC will pay to ATB the sum of One Hundred Thirty Thousand ($130,000) Dollars.


C/M  11752.0000 414860.1 10/14/96 12:19PM

         2. Subsequent to the meeting of the CPLP limited partners called to approve the transactions between CPLP, NLC and the Lenders which are contemplated herein and in the Lender Agreement and prior to the closing, ATB shall take all necessary steps to realize upon its security with respect to those certain CPLP units (the "RDCL-CPLP Units") pledged to ATB by Relax Development Corporation Ltd. ("RDCL") and on closing shall transfer and assign the RDCL-CPLP Units to NLC or as NLC may otherwise direct in consideration of the foregoing paragraph 1 payment. The statutory notices required in respect of such realization proceedings may be issued by ATB prior to the meeting of the CPLP limited partners.

         3. Royco, on behalf of its shareholders (the "Royco Shareholders") hereby confirms the entitlement of ATB to 25% of the after tax incentive management bonus payments payable by NL Hotels, Inc. (formerly Forte Hotels Management, Inc.) ("NL") to Royco pursuant to
                  Schedule 3 of the Management Services and Franchise Development Agreement (the "MSFDA") entered into between NL and Royco, for the period ended September 30, 1996, all in accordance with the calculations applicable to the payments already made to ATB for the periods ended September 30, 1994 and September 30, 1995. ATB will have the right to the financial information relevant to the calculation of the said management bonus for the period ended September 30, 1996, and the right to audit the calculation and the information relevant to the calculation, together with the right to dispute with NL and its affiliates such calculation (with any such dispute to be resolved by arbitration). Royco will execute an irrevocable direction to NL to pay directly to ATB the amount owed to ATB.

         4. ATB acknowledges and consents to (i) the termination on closing of the Asset Purchase Put/Call Agreement entered into between Royco and NL, and (ii) subject to paragraph 3 hereof, the amendment of the MSFDA on closing.

         5. RDCL acknowledges that it has transferred the Relax Hotels Windsor 1988 Limited Partnership ("W88LP") units to ATB. Randy Royer, Peter Sikora, Terry Royer and Greg Royer (collectively the "Royers") and RDCL and the general partner of W88LP, Tegrad Windsor 1988 Inc. ("Tegrad 88"), will use every commercially reasonable effort, but without the expenditure of their own money,

C/M  11752.0000 414860.1 10/14/96 12:19PM
                  to arrange a settlement of ATB's claim vis a vis W88LP which claim is the subject matter of an action in the Alberta courts (but subject always to any fiduciary duty owed by such parties to W88LP). The Royers have caused RDCL to provide ATB with an accounting of moneys paid to the limited partners of W88LP as a result of the agreements entered into between RDCL and W88LP, such accounting having been confirmed by the auditors of W88LP. The Royers will cause RDCL to consent to an Order for judgement in the form attached hereto as Schedule "E" and such Order will be released and delivered to ATB at closing. Such of the Royers as are requested by ATB will testify as witnesses in such court action, speaking truthfully and honestly and subject always to their fiduciary duty to W88LP. The Royers will cause Tegrad 88 to seek the approval of the investor advisory committee to list the assets of W88LP for sale in the open market with an established real estate company at fair market value and will use every commercially reasonable effort, without the expenditure of their own money, to seek the approval of the limited partners of W88LP to any offer to sell which Tegrad 88 considers reasonable in the circumstances.

         6. RDCL shall cause the nominee title holder to provide a quit claim in favour of ATB of the lands beneficially owned by RDCL in the city of Kanata, Ontario (or, at the option of ATB, a transfer of the shares of the nominee owner of the Kanata lands), or at ATB's option, RDCL and its nominee owner of the Kanata lands, shall cooperate with ATB in any power of sale proceedings to sell the said lands on ATB's behalf. The Royers will assist ATB, without the expenditure of their own money, in removing the hotel construction restriction against the title to the Kanata lands as soon as possible.

         7. ATB shall, upon closing, consent to the sale by RDCL of its interest in Resort Marketing Group Limited Partnership ("RMGLP") to Holdco Joint Venture, a joint venture represented by 534685 Alberta Limited (as referred to in the RMGLP limited partnership agreement) and will upon closing discharge its security interests in respect of the RDCL interest in RMGLP.

         8. The transaction contemplated herein, except as may be required pursuant to sections 3, 5 and 6 herein, will close contemporaneously with the closing under the Lender Agreement.


C/M  11752.0000 414860.1 10/14/96 12:19PM

         9. On closing, except for the provisions of this agreement which will survive and in particular paragraph 3 hereof, ATB will execute and deliver a general release in favour of Royco and its shareholders, and Royco and its shareholders will execute and deliver a general release in favour of ATB, in the forms of Schedules "A" and "B" attached hereto. On closing, ATB will execute and deliver a general release in favour of RMGLP, and RMGLP will execute a general release in favour of ATB to be given in the forms of Schedules "C" and "D" attached hereto. In addition, ATB will consent to the sale and transfer by RDCL to Royco of the furniture and equipment contemplated and referred to in an Operating Assets Lease and Option dated September 30, 1992 and entered into amongst RDCL, Royco and NL.

         10. Subsequent to the meeting of the CPLP limited partners called to approve the transactions between CPLP, NLC and the Lenders which are contemplated herein and in the Lender Agreement and prior to the closing, ATB shall take all necessary steps to realize upon its security with respect to those certain units in Banff Rocky Mountain Resort Limited Partnership (the "RDCL-Banff Units") pledged to ATB by RDCL and on closing shall transfer and assign the RDCL-Banff Units to Royco or as Royco may otherwise direct in consideration of the following paragraph 11 payment. The statutory notices required in respect of such realization proceedings may be issued by ATB prior to the meeting of the CPLP limited partners.

         11. On closing Royco and NLC agree that they will cause the sum of $300,000 to be paid to ATB in consideration of the releases, consents and transfers set forth above and will cause the further sum of $25,000 to be paid to ATB on closing with respect to costs and expenses incurred or to be incurred by ATB in connection with the W88LP litigation referred to above, however evidence of such costs and expenses will not be required.

         12. On closing ATB shall deliver to the law firm of Battle Fowler, in trust, a release in the form of Schedule "F" attached hereto, of any and all personal guarantees of Terry Royer, Greg Royer, Randy Royer and Daniel Royer (collectively the "Guarantors") held by or given to ATB, Northill Branch, 217 16th Ave. NW, Calgary, Alberta (the "Northill Branch") in connection with RDCL, Royco, RMGLP and any of their affiliates, subsidiaries or related entities (collectively the

C/M  11752.0000 414860.1 10/14/96 12:19PM

                  "RDCL Group") and any matter or thing arising therefrom, to be held by Battle Fowler and to be released only upon the written concurrence of ATB of the completion of the following: (i) the completion of testimony of the Royers or any of them required by ATB in connection with the W88LP litigation as contemplated in paragraph 5 above or the prior settlement of such litigation; (ii) the acceptance or rejection by the limited partners of W88LP of an offer to sell the property beneficially owned by W88LP obtained in accordance with the provisions of paragraph 5 above; (iii) delivery of the accounting and the judgement against RDCL as contemplated in paragraph 5 above; and (iv) the performance of all other obligations of the Royers under paragraph 5 above. In the event of a dispute arising under this paragraph, such dispute will be resolved by a single arbitrator who is a senior member of the bar of Alberta. If the parties cannot agree on the arbitrator, either party may apply to the Court of Queen's Bench to appoint the arbitrator. The foregoing agreement with respect to the release of the Guarantors shall replace the provisions for release of the Guarantors set out in a Letter Agreement dated August 25, 1995 and entered into between ATB and Randy Royer as agent for and on behalf of the Guarantors.

         13. ATB hereby represents and acknowledges to the Guarantors that all guarantees of any of the Guarantors of the loans of RDCL given to ATB at its Mayor Magrath and 6th Street Branches, 601 Mayor Magrath Drive and 319-6th Street, respectively, Lethbridge Alberta, if any, have been transferred to the Northill Branch.

         14. Each of ATB and Royco and the other parties referred to herein and their assigns shall execute and deliver and register such other instruments and perform or cause to be performed such further acts in respect of the foregoing as they and their respective legal counsel reasonably deem appropriate.

         15. Upon full execution and delivery by the parties hereto, each of which represents it has been authorized to execute and deliver this agreement and perform and close in accordance with its terms, this agreement shall constitute a legal and binding agreement between the parties.

         16.      All amounts referred to herein are in Canadian Dollars.


C/M  11752.0000 414860.1 10/14/96 12:19PM

         17. Time shall be of the essence with respect to this letter agreement.

         18. Nothing in this letter agreement shall be construed as a waiver of the demands for payment previously issued by ATB with respect to RDCL, Syndicated and CPLP with respect to monies owing to ATB, and if the transaction contemplated hereunder and under the terms of the Lender Agreement is not closed, except as a result of the default of any of the Lenders, ATB shall be entitled to exercise all rights and remedies available to it at law.

         19. Except as set out herein, each of the parties hereto shall pay its own counsel and professional fees.

         20. This agreement may be executed by the parties hereto in counterparts and all such counterparts shall, when executed by each party hereto, constitute one and the same agreement.

                  Dated At Calgary, Alberta this 9th day of August, 1996.


                                     ROYCO HOTELS & RESORTS LTD. on its own
                                     behalf and as agent for its shareholders


                                     Per:____________________________________
                                              Terry Royer - President

                                     RELAX DEVELOPMENT CORPORATION LTD.


                                     Per:____________________________________
                                              Randy Royer - President


                                     TEGRAD WINDSOR 1988 INC.


                                     Per:____________________________________
                                              Randy Royer - President



---------------                      ----------------------------------------
Witness                                                TERRY ROYER



C/M  11752.0000 414860.1 10/14/96 12:19PM

---------------                      ----------------------------------------
Witness                                                 RANDY ROYER


---------------                      ----------------------------------------
Witness                                                 GREG ROYER


---------------                      ----------------------------------------
Witness                                                  PETER SIKORA


---------------                      ----------------------------------------
Witness                                                   DANIEL ROYER


                                     NL HOTELS, INC.


                                     Per:_______________________________
                                         Name:
                                         Title:


                                     NATIONAL LODGING CORP.


                                     Per:_______________________________
                                         Name:
                                         Title:


THIS OFFER IS HEREBY ACCEPTED BY ATB

PROVINCE OF ALBERTA TREASURE BRANCHES, by its authorized agent


Per:     _____________________       __________________________
                                     Witness

Date:  August 9, 1996

C/M  11752.0000 414860.1 10/14/96 12:19PM

                                  SCHEDULE "A"

                                GENERAL RELEASE



TO:      Province of Alberta Treasury Branches


         KNOW ALL MEN by these presents that we, the Undersigned, for and in consideration of ONE DOLLAR ($1.00) paid to the undersigned by Province of Alberta Treasury Branches (the "Lender") with offices in the City of Calgary in the Province of Alberta, and for other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged), have remised, released and forever discharged, and by these presents do for ourselves, our heirs, executors, administrators, successors and assigns, remise, release and forever discharge the Lender, its officers, employees, consultants and agents, as well as their respective heirs, executors, successors and assigns, of and from any and all manner of action and actions, causes and causes of action, deeds, suits, proceedings, debts, dues, duties, accounts, interest, covenants, contracts, claims, demands, damages (known or unknown) sums of money, obligations, promises, guarantees and liabilities whatsoever at law or in equity which we ever had, or now have, or which we, or our heirs, executors, administrators, successors or assigns hereafter can, shall or may have be reason of any matter, cause or thing whatsoever existing up to the present time.

         PROVIDED THAT nothing herein contained shall be construed so as to release the Lender from its obligations and covenants arising out of or in respect of that certain letter agreement dated August 9, 1996 made by Royco Hotels & Resorts Ltd. and accepted by the Lender on August 9, 1996 or any documents delivered pursuant to such agreement.

         IN WITNESS WHEREOF we have hereunto set out hands and seals this __ day of __ 1996.


                                     ROYCO HOTELS & RESORTS LTD. on its own
                                     behalf and as agent for its shareholders


                                     Per:
                                     Terry Royer - President



C/M  11752.0000 414860.1 10/14/96 12:19PM

                                  SCHEDULE "B"

                                GENERAL RELEASE



TO:      Royco Hotels & Resorts Ltd.
         Temaur Ltd.
         530173 Alberta Ltd.
         530174 Alberta Ltd.
         Avola Management Ltd.
         579478 Alberta Ltd. (formerly 990326 Ontario Inc.)

         (collectively, the "Released Parties")


         KNOW ALL MEN by these presents that the undersigned, for and in consideration of ONE DOLLAR ($1.00) paid to the undersigned by each of the Released Parties and for other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged), has remised, released and forever discharged, and by these presents does for itself, its successors and assigns, remise, release and forever discharge each of the Released Parties, their heirs, executors, administrators, successors and assigns, and any directors, officers and employees of any of the Released Parties, of and from any and all manner of actions, causes of action, deeds, suits, proceedings, debts, dues, duties, accounts, interest, covenants, contracts, claims, demands, damages (known or unknown), sums of money, obligations, promises, guarantees and liabilities, whatsoever, at law or in equity, which the undersigned ever had, or now has, or which the undersigned, or its successors or assigns, hereafter can, shall or may have by reason of any matter, cause or thing whatsoever existing up to the present time with respect to the obligations of the Released Parties arising with respect to the Northill Branch of the undersigned, 217-16th Avenue NW, Calgary, Alberta.

         PROVIDED THAT nothing herein contained shall be construed so as to release the Released Parties from their obligations and covenants arising out of or in respect of that certain letter agreement dated August 9, 1996 made by certain of the Released Parties and accepted by the undersigned on August 9, 1996 or any documents delivered pursuant to such agreement.

         IN WITNESS WHEREOF the undersigned has caused this Release to be executed by its authorized agent this __ day of __ 1996.


                                       PROVINCE OF ALBERTA TREASURY BRANCHES,
                                       by its authorized agent



C/M  11752.0000 414860.1 10/14/96 12:19PM

                                            Per:


C/M  11752.0000 414860.1 10/14/96 12:19PM

                                  SCHEDULE "C"

                                GENERAL RELEASE



TO:      Province of Alberta Treasury Branches


         KNOW ALL MEN by these presents that we, the Undersigned, for and in consideration of ONE DOLLAR ($1.00) paid to the undersigned by Province of Alberta Treasury Branches (the "Lender") with offices in the City of Calgary in the Province of Alberta, and for other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged), have remised, released and forever discharged, and by these presents do for ourselves, our heirs, executors, administrators, successors and assigns, remise, release and forever discharge the Lender, its officers, employees, consultants and agents, as well as their respective heirs, executors, successors and assigns, of and from any and all manner of action and actions, causes and causes of action, deeds, suits, proceedings, debts, dues, duties, accounts, interest, covenants, contracts, claims, demands, damages (known or unknown) sums of money, obligations, promises, guarantees and liabilities whatsoever at law or in equity which we ever had, or now have, or which we, or our heirs, executors, administrators, successors or assigns hereafter can, shall or may have be reason of any matter, cause or thing whatsoever existing up to the present time.

         IN WITNESS WHEREOF we have hereunto set out hands and seals this __ day of __ 1996.


                                       RESORT MARKETING GROUP LIMITED
                                       PARTNERSHIP, by Resort Marketing Group
                                       Limited


                                       Per:
                                             Greg Royer - President



                                       RESORT MARKETING GROUP LIMITED


                                       Per:
                                            Greg Royer - President


C/M  11752.0000 414860.1 10/14/96 12:19PM

                                  SCHEDULE "D"

                                GENERAL RELEASE



TO:      Resort Marketing Group Limited Partnership
         Resort Marketing Group Limited
         533124 Alberta Ltd.
         533125 Alberta Ltd.
         534685 Alberta Ltd.

         (collectively, the "Released Parties")

         KNOW ALL MEN by these presents that the undersigned, for and in consideration of ONE DOLLAR ($1.00) paid to the undersigned by each of the Released Parties and for other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged), has remised, released and forever discharged, and by these presents does for itself, its successors and assigns, remise, release and forever discharge each of the Released Parties, their heirs, executors, administrators, successors and assigns, and any directors, officers and employees of any of the Released Parties, of and from any and all manner of actions, causes of action, deeds, suits, proceedings, debts, dues, duties, accounts, interest, covenants, contracts, claims, demands, damages (known or unknown), sums of money, obligations, promises, guarantees and liabilities, whatsoever, at law or in equity, which the undersigned ever had, or now has, or which the undersigned, or its successors or assigns, hereafter can, shall or may have by reason of any guarantees or other obligations of the Released Parties arising in respect to the Northill Branch of the undersigned, 217-16th Avenue NW, Calgary, Alberta in connection with RDCL, Royco, RMGLP (as those terms are defined in the Letter Agreement dated August 9, 1996 made by certain of the Released Parties and accepted by the undersigned August 9, 1996) and any of their affiliates, subsidiaries or related entities and any matter arising therefrom.


         IN WITNESS WHEREOF the undersigned has caused this Release to be executed by its authorized agent this __ day of __ 1996.

                                      PROVINCE OF ALBERTA TREASURY BRANCHES,
                                      by its authorized agent


                                      Per:
Witness


C/M  11752.0000 414860.1 10/14/96 12:19PM

                                  SCHEDULE "E"

                             Action No. 9601-05529

                    IN THE COURT OF QUEEN'S BENCH OF ALBERTA
                          JUDICIAL DISTRICT OF CALGARY

BETWEEN:

                     PROVINCE OF ALBERTA TREASURY BRANCHES

                                                       Plaintiff

                                    - and -

                      RELAX DEVELOPMENT CORPORATION LTD.,
                         TEGRAD WINDSOR (1988) INC. and
                RELAX HOTELS WINDSOR (1988) LIMITED PARTNERSHIP

                                                       Defendants

BEFORE                         )        DATED AT THE CITY OF CALGARY, IN
                               )        THE PROVINCE OF ALBERTA, THIS
THE HONOURABLE JUSTICE         )        __________ DAY OF ________, 1996
                               )
IN CHAMBERS


                                CONSENT JUDGMENT


         UPON THE APPLICATION of the Plaintiff; AND UPON NOTING the consent of counsel for the Defendant, Relax Development Corporation Ltd.;

1. IT IS HEREBY DECLARED as against the Defendant, Relax Development Corporation Ltd. ("RDCL") and only as against the said Defendant that the Cash Flow Acknowledgment Agreement made among RDCL, Tegrad Windsor (1988) Inc., and Relax Hotels Windsor (1988) Limited Partnership dated April 19, 1995 is void pursuant to the Fraudulent Preferences Act as against the Plaintiff, Province of Alberta Treasury Branches.

C/M  11752.0000 414860.1 10/14/96 12:19PM

2. IT IS FURTHER ORDERED AND ADJUDGED THAT the Plaintiff shall have judgment against the Defendant RDCL for the sum of $229,750.00 plus interest in the amount of $______________, plus costs of $3,500.00, for a total judgment of $_____________.

3. IT IS FURTHER ORDERED AND ADJUDGED THAT the Plaintiff shall have judgment against the Defendant, RDCL for any future distributions of funds to the limited partners of Relax Hotels Windsor (1988) Limited Partnership made pursuant to the Cash Flow Acknowledgment Agreement referred to in Paragraph 1 above and the amount of such judgment will be proven by affidavit evidence filed on behalf of the Plaintiff.

4. IT IS FURTHER ORDERED THAT this consent judgment shall be without prejudice to the claims of the Plaintiff against, and the defenses of, the remaining Defendants.



                                            J.C.C.Q.B.A.


Consent to as to form and consent
this _______________ day of August, 1996

Singleton Urquhart Scott


Per:
         James G. Hanley/John C. Zang
         Solicitors for Relax Development Corporation


ENTERED this ______________ day of August, 1996



CLERK OF THE COURT

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



Action No. 9601-05529                                     1996


                 IN THE COURT OF QUEEN'S BENCH
                          OF ALBERTA
                 JUDICIAL DISTRICT OF CALGARY


BETWEEN:

                      PROVINCE OF ALBERTA
                       TREASURY BRANCHES

                                                     Plaintiff

                            - and -

RELAX DEVELOPMENT CORPORATION LTD.,
TEGRAD WINDSOR (1988) INC. and
RELAX HOTELS WINDSOR (1988) LIMITED
PARTNERSHIP

                                                    Defendants




                       CONSENT JUDGMENT











                  BURNET, DUCKWORTH & PALMER
                    Barristers & Solicitors 1400, 350 - 7th Avenue S.W.
                       Calgary, Alberta
                            T2P 3N9

                  Attention:  David P. Haljan
                     Telephone:  260-0268

                 Solicitor's File:  38795-1322


C/M  11752.0000 414860.1 10/14/96 12:19PM

                                  SCHEDULE "F"

                                GENERAL RELEASE



TO:      Terry Royer, Greg Royer, Randy Royer, Daniel Royer

         (collectively, the "Released Parties")


         KNOW ALL MEN by these presents that the undersigned, for and in consideration of ONE DOLLAR ($1.00) paid to the undersigned by each of the Released Parties and for other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged), have remised, released and forever discharged, and by these presents does for itself, its successors and assigns, remise, release and forever discharge each of the Released Parties, their heirs, executors, administrators, successors and assigns, and any directors, officers and employees of any of the Released Parties, of and from all manner of actions, causes of action, deeds, suits, proceedings, debts, dues, duties, accounts, interest, covenants, contracts, claims, demands, damages (known or unknown), sums of money, obligations, promise, guarantees and liabilities, whatsoever, at law or in equity, which the undersigned ever had, or now has, or which the undersigned, or its successors or assigns, hereafter can, shall or may have by reason of any guarantees or other obligations of the Released Parties arising with respect to the Northill Branch of the undersigned, 217 16th Ave. NW, Calgary, Alberta, in connection with RDCL, Royco, RMGLP (as those terms are defined in the Letter Agreement defined below) and any of their affiliates, subsidiaries or related entities and any matter or thing arising therefrom.

         PROVIDED THAT nothing herein contained shall be construed so as to release the Released Parties from their obligations and covenants arising out of or in respect of that certain letter agreement (the "Letter Agreement") dated August __, 1996 made by certain of the Released Parties and accepted by the undersigned on August __, 1996 or any documents delivered pursuant to such agreement.

         IN WITNESS WHEREOF the undersigned has caused this Release to be executed by its authorized agent this __ day of __ 1996.

                                 PROVINCE OF ALBERTA TREASURY BRANCHES,
                                 by its authorized agent


                                 Per:
Witness

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


                                  SCHEDULE "G"


                     Amounts payable to each of the Lenders
                prior to and on Closing pursuant to paragraph 4



Scotia Mortgage Corporation
         payments in the amount
         of $240,533.84 per month to and
         including the Closing Date

Bank of Montreal
         payments in the amount of $198,802.05
         per month to and including the
         Closing Date

Canadian Imperial Bank of Commerce
         payments in the amount of
         $232,534.45 per month to and including
         the Closing Date

Province of Alberta Treasury Branches

(a)      payments in the amount of
         $146,823.00 per month to and including
         the Closing Date

(b) Renovation loan - payments in the amount of $42,041.00 per month to and including the Closing Date


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